JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

Supplement dated March 4, 2026 to the Statutory Prospectuses and Initial

Summary Prospectuses dated July 24, 2025

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Initial Summary Prospectuses, as applicable, (each a “Prospectus”) dated July 24, 2025, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). This Supplement must be preceded or accompanied by the Prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Majestic Variable Universal Life 2025	Majestic Variable Universal Life 2025 Employer Market

Portfolio Reorganization

The purpose of this Supplement is to notify of a portfolio reorganization. At its meeting held from December 9-11, 2025, the Board of Trustees for the John Hancock Variable Insurance Trust (“JHVIT”) approved a plan of reorganization for vote by affected policyowners. If the plan of reorganization is approved by policyowners, the reorganization will occur at the close of business on or about April 24, 2026 (“Reorganization Date”). On the Reorganization Date, the following “Acquired Portfolio” will be reorganized into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
American International Trust – Series I	Disciplined Value International Trust – Series NAV

As a result, after April 24, 2026, the Portfolio corresponding to Disciplined Value International Trust – Series NAV replaces the Portfolio corresponding to American International Trust – Series I and you will not be able to allocate your policy value or any premiums to the American International – Series I Portfolio. Any policy value or premium allocated to the American International – Series I Portfolio will be allocated to the Disciplined Value International – Series NAV Portfolio.

Please note the following information regarding the Reorganization:

●

For forty-five (45) days before the Reorganization Date, you may make a one-time transfer of any or all policy value allocated to the Acquired Portfolio to any other Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●

For forty-five (45) days after the Reorganization Date, you may transfer any policy value allocated to the Acquiring Portfolio to any Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone at 800-732-5543.

●

The Acquiring Portfolio will replace the Acquired Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a dollar cost averaging or asset allocation balancer program and have designated an amount to be transferred monthly into the Acquired Portfolio, after the Reorganization Date, that amount that you have designated to the Acquired Portfolio will be transferred to the Acquiring Portfolio. You should work with your investment professional to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

You should read this supplement together with the prospectus for the Policy you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 03/2026

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